NORTHERN FUNDS — MULTI-MANAGER LARGE CAP FUND
SUPPLEMENT DATED OCTOBER 12, 2007 TO PROSPECTUS DATED AUGUST 22, 2007
The last sentence of the “Derivatives risk” disclosure on page 5 of the Prospectus under “Risks that apply to all Funds” is amended and restated in its entirety as follows:
The Fund may use derivatives to hedge against market declines, in anticipation of the purchase of securities or for liquidity management purposes.
The following replaces the second through fourth paragraphs under “Risks, Securities and Techniques” on page 31 of the Prospectus:
Derivatives. The Fund may purchase certain “derivative” instruments for hedging purposes. A derivative is a financial instrument whose value is derived from, or based upon, the performance of underlying assets, interest or currency exchange rates, or other indices. Derivative securities include futures contracts, options, interest rate and currency swaps, equity swaps, forward currency contracts and structured securities (including collateralized mortgage obligations and other types of asset backed securities, “stripped” securities and various floating rate instruments, including leveraged “inverse floaters”).
Investment Strategy. Under normal market conditions, the Fund may to a moderate extent invest in derivative securities including options, futures, forward currency contracts and currency and equity swaps if the potential risks and rewards are consistent with the Fund’s objective, strategies and overall risk profile. In unusual circumstances, including times of increased market volatility, the Fund may make more significant investments in derivatives. The Fund may use derivatives for hedging purposes to offset a potential loss in one position by establishing an interest in an opposite position, in anticipation of the purchase of securities or for liquidity management purposes. The Fund does not intend to use derivatives for speculative purposes (i.e., to invest for potential income or capital gain).
Special Risks. Engaging in derivative transactions involves special risks, including (a) market risk that the Fund’s derivatives position will lose value; (b) credit risk that the counterparty to the transaction will default; (c) leveraging risk that the value of the derivative instrument will decline more than the value of the assets on which it is based; (d) illiquidity risk that the Fund will be unable to sell its position because of lack of market depth or disruption; (e) pricing risk that the value of a derivative instrument will be difficult to determine; and (f) operations risk that loss will occur as a result of inadequate systems or human error. Many types of derivatives have been developed recently and have not been tested over complete market cycles. For these reasons, the Fund may suffer a loss whether or not the analysis of the Sub-Advisers is accurate.
The section captioned “Structured Securities” on page 35 of the Prospectus is hereby deleted in its entirety.
The section captioned “Asset-backed Securities” on pages 35-36 is hereby deleted in its entirety.
The disclosure related to Equity Swaps, Forward Currency Exchange Contracts, Futures Contracts and Related Options and Options on pages 37-40 is hereby amended to provide that the Funds will only use such instruments for hedging purposes, in anticipation of the purchase of securities and for liquidity management purposes and not for speculative purposes or to seek to enhance total return.
The section captioned “Interest Rate Swaps, Currency Swaps, Total Rate of Return Swaps, Credit Swaps, and Interest Rate Floors, Caps and Collars” on page 39 of the Prospectus is hereby amended and restated in its entirety as follows:
Currency Swaps. Currency swaps are contracts that obligate the Fund and another party to exchange their rights to pay or receive specified amounts of currency.
Investment Strategy. To the extent consistent with its investment objective and strategies, the Fund may enter into currency swap transactions for hedging purposes.
Special Risks. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Like other derivative securities, these instruments can be highly volatile. If a Sub-Adviser is incorrect in its forecasts of currency exchange rates, the investment performance of the Fund would be less favorable than it would have been if these instruments were not used. Because these instruments normally are illiquid, the Fund may not be able to terminate its obligations when desired.

STATEMENT OF ADDITIONAL INFORMATION SUPPLEMENT
NORTHERN FUNDS – MULTI-MANAGER LARGE CAP
Supplement dated October 12, 2007 to Statement of Additional Information dated August 22, 2007
The first paragraph on page 7 is removed and replaced with the followings:
          EQUITY SWAPS. The Fund may enter into equity swap contracts to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. Equity swaps also may be used for hedging purposes, in anticipation of the purchase of securities or for liquidity management purposes. The counterparty to an equity swap contract will typically be a bank, investment banking firm or broker/dealer. Equity swap contracts may be structured in different ways. For example, a counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in particular stocks (or an index of stocks), plus the dividends that would have been received on those stocks. In these cases, the Fund may agree to pay to the counterparty the amount, if any, by which that notional amount would have decreased in value had it been invested in the stocks. Therefore, the return to the Fund on any equity swap contract should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount. In other cases, the counterparty and the Fund may each agree to pay the other the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap contract had been invested in different stocks (or indices of stocks).
The third paragraph on page 8 is removed and replaced with the following:
          In addition, to the extent consistent with its investment objective and strategies, the Fund may purchase or sell forward foreign currency exchange contracts for cross-hedging purposes and may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency if the investment management team believes that there is a pattern of correlation between the two currencies.
The sixth paragraph on page 10 is removed and replaced with the following:
          FUTURES CONTRACTS AND RELATED OPTIONS. The Fund may invest in futures contracts and may purchase and sell call and put options on futures contracts for hedging purposes, in anticipation of the purchase of securities, or for liquidity management purposes.
The sixth paragraph on page 11 is removed and replaced with the following:
          INTEREST RATE SWAPS, TOTAL RATE OF RETURN SWAPS, CREDIT SWAPS, INTEREST RATE FLOORS, CAPS AND COLLARS AND CURRENCY SWAPS. To the extent consistent with its investment objective and strategies, the Fund may enter into swap transactions and transactions involving interest rate floors, caps and collars for hedging purposes. These instruments are privately negotiated over-the-counter derivative products. A great deal of flexibility is possible in the way these instruments are structured. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. The purchase of an interest rate floor or cap entitles the purchaser to receive payments of interest on a notional principal amount from the seller, to the extent the specified index falls below (floor) or exceeds (cap) a predetermined interest rate. An interest rate collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates. Total rate of return swaps are contracts that obligate a party to pay or receive interest in exchange for the payment by the other party of the total return generated by a security, a basket of securities, an index or an index component. Credit swaps are contracts involving the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or, in the case of credit default swaps, the right to receive or make a payment from the other party, upon the occurrence of specific credit events. The Fund also may enter into currency swaps, which involve the exchange of the rights of the Fund and another party to make or receive payments in specific currencies.
The following paragraph is added to page 25:
Mr. Cline, Chairman of the Board of Northern Funds, will retire from the Board pursuant to the retirement provisions of the Trust’s by-laws as of December 31, 2007. As of January 1, 2008, Mr. Strubel will become Chairman of the Board of Northern Funds.
     The information with regard to Mr. Gregory A. Chidsey on page 29 is removed and replaced with the following:
OFFICERS OF THE TRUST

NAME, ADDRESS, AGE,
POSITIONS HELD WITH
TRUST AND LENGTH
OF SERVICE	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Randal Rein Age: 37 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2007	Vice President of Fund Administration of The Northern Trust Company since 2007; Second Vice President of Fund Administration of The Northern Trust Company from 2002 to 2007; Manager of Fund Administration of The Northern Trust Company from 2001 to 2002.
The information with respect to Kathleen A. McCarrager in the section “Accounts Managed by the Portfolio Managers” beginning on page 40 is removed and replaced with the following:
Accounts Managed by the Portfolio Managers
The table below discloses accounts within each type of category listed below for which Kathleen A. McCarrager was jointly and primarily responsible for day-to-day portfolio management.

			Number of Accounts
	Total		Managed that	Total Assets that
	Number of Accounts	Total Assets	Advisory Fee Based	Advisory Fee Based
Type of Accounts	Managed	(in Millions)	on Performance	on Performance
Northern Funds:*	0	$0	0	$0
Northern Institutional Funds:*	0	$0	0	$0
Other Registered Investment Companies:*	13	$9,526	1	$412
Other Pooled Investment Vehicles:*	3	$418	0	$0
Other Accounts:*	47	$5,370	0	$0
The fourth paragraph on page B-1 is deleted in its entirety.
The fourth and sixth paragraphs on page B-2 are deleted in their entirety.